Exhibit 99.6

Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. D61326-S33867 1. To adopt the Agreement and Plan of Merger and Reorganization, dated as of July 25, 2021 (as it may be amended from time to time), by and between Old Second Bancorp, Inc. (“Old Second”) and West Suburban Bancorp, Inc. (“West Suburban”), pursuant to which West Suburban will merge with and into Old Second, and the other transactions contemplated by the merger agreement, including the issuance of shares of Old Second common stock to shareholders of West Suburban in connection with the merger (the “Old Second merger proposal”). 2. To approve the adjournment of the Old Second special meeting, if necessary or appropriate, to permit further solicitation of proxies in favor of the Old Second merger proposal (the “Old Second adjournment proposal”). For Against Abstain ! ! ! OLD SECOND BANCORP, INC. OLD SECOND BANCORP, INC. ATTN: SHIRLEY CANTRELL 37 SOUTH RIVER STREET AURORA, IL 60507-4172 The Board of Directors recommends you vote FOR Proposals 1 and 2. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. NOTE: Such other business as may properly come before the meeting or any adjournment thereof. ! ! ! VOTE BY INTERNET Before The Meeting - Go to www.proxyvote.com Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time on November 29, 2021. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. During The Meeting - Go to www.virtualshareholdermeeting.com/OSBC2021SM You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time on November 29, 2021. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting: The Notice, the Joint Proxy Statement/Prospectus and this form of Proxy are available at www.proxyvote.com. D61327-S33867 SPECIAL MEETING OF STOCKHOLDERS OF OLD SECOND BANCORP, INC. TO BE HELD ON NOVEMBER 30, 2021 This proxy is solicited on behalf of the Board of Directors The undersigned hereby appoints Gary Collins and Bradley Adams, or either of them, with full power to act alone, the true and lawful proxies of the undersigned, each with full power of substitution and revocation, and hereby authorizes them to represent and to vote all of the shares of common stock of Old Second Bancorp, Inc. (the “Company”), that the undersigned is entitled to vote, as fully as the undersigned could do if personally present, at the Special Meeting of Stockholders of the Company, a virtual meeting conducted via live audio webcast at www.virtualshareholdermeeting.com/OSBC2021SM on November 30, 2021, at 9:00 a.m., Central Time, and at any adjournment or postponement thereof. This proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder. If no direction is made and the proxy is signed and returned, this proxy will be voted "FOR" Proposals 1 and 2, and the named proxies will vote on any other business that properly comes before the Special Meeting or any postponements or adjournments of it in accordance with their discretion. The undersigned acknowledged receipt of the Notice and Joint Proxy Statement/Prospectus relating to the Special Meeting of Stockholders. Continued and to be signed on reverse side Old Second Bancorp, Inc. Special Meeting of Stockholders November 30, 2021 at 9:00 a.m. Central Time www.virtualshareholdermeeting.com/OSBC2021SM